Exhibit 99.2

3Q25 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
(in millions, except ratios and per share amounts)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Selected Income Statement Data
Total revenue	$21,436	20,822	20,149	20,378	20,366	3%	5	$62,407	61,918	1%
Noninterest expense	13,846	13,379	13,891	13,900	13,067	3	6	41,116	40,698	1
Pre-tax pre-provision profit (PTPP) (1)	7,590	7,443	6,258	6,478	7,299	2	4	21,291	21,220	—
Provision for credit losses (2)	681	1,005	932	1,095	1,065	(32)	(36)	2,618	3,239	(19)
Wells Fargo net income	5,589	5,494	4,894	5,079	5,114	2	9	15,977	14,643	9
Wells Fargo net income applicable to common stock	5,341	5,214	4,616	4,801	4,852	2	10	15,171	13,805	10

Common Share Data
Diluted earnings per common share	1.66	1.60	1.39	1.43	1.42	4	17	4.64	3.94	18
Dividends declared per common share	0.45	0.40	0.40	0.40	0.40	13	13	1.25	1.10	14
Common shares outstanding	3,148.9	3,220.4	3,261.7	3,288.9	3,345.5	(2)	(6)
Average common shares outstanding	3,182.2	3,232.7	3,280.4	3,312.8	3,384.8	(2)	(6)	3,231.4	3,464.1	(7)
Diluted average common shares outstanding	3,223.5	3,267.0	3,321.6	3,360.7	3,425.1	(1)	(6)	3,270.3	3,503.5	(7)
Book value per common share (3)	$52.30	51.13	49.86	48.85	49.26	2	6
Tangible book value per common share (3)(4)	44.18	43.18	42.24	41.24	41.76	2	6

Selected Equity Data (period-end)
Total equity	183,012	182,954	182,906	181,066	185,011	—	(1)
Common stockholders' equity	164,687	164,644	162,627	160,656	164,801	—	—
Tangible common equity (4)	139,119	139,057	137,776	135,628	139,711	—	—

Performance Ratios
Return on average assets (ROA) (5)	1.10%	1.14	1.03	1.05	1.06			1.09%	1.02
Return on average equity (ROE) (6)	12.8	12.8	11.5	11.7	11.7			12.4	11.2
Return on average tangible common equity (ROTCE) (4)	15.2	15.2	13.6	13.9	13.9			14.7	13.3
Efficiency ratio (7)	65	64	69	68	64			66	66
Net interest margin on a taxable-equivalent basis	2.61	2.68	2.67	2.70	2.67			2.65	2.74
Average deposit cost	1.54	1.52	1.58	1.73	1.91			1.55	1.83
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 24 and 25.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Selected Balance Sheet Data (average)
Loans	$928,677	916,719	908,182	906,353	910,255	1%	2	$917,935	918,406	—%
Assets	2,010,200	1,933,371	1,919,661	1,918,536	1,916,612	4	5	1,954,742	1,916,079	2
Deposits	1,339,939	1,331,651	1,339,328	1,353,836	1,341,680	1	—	1,336,975	1,343,256	—

Selected Balance Sheet Data (period-end)
Debt securities	578,143	533,916	528,493	519,131	529,832	8	9
Loans	943,102	924,418	913,842	912,745	909,711	2	4
Allowance for credit losses for loans	14,311	14,568	14,552	14,636	14,739	(2)	(3)
Equity securities	70,113	67,476	63,601	60,644	59,771	4	17
Assets	2,062,926	1,981,269	1,950,311	1,929,845	1,922,125	4	7
Deposits	1,367,361	1,340,703	1,361,728	1,371,804	1,349,646	2	1

Headcount (#) (period-end)	210,821	212,804	215,367	217,502	220,167	(1)	(4)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	11.0%	11.1	11.1	11.1	11.3
Tier 1 capital	12.3	12.5	12.6	12.6	12.8
Total capital	14.8	15.0	15.2	15.2	15.5
Risk-weighted assets (RWAs) (in billions)	$1,243.8	1,225.9	1,222.0	1,216.1	1,219.9	1	2

Advanced Approach:
Common Equity Tier 1 (CET1)	12.7%	12.7	12.7	12.4	12.7
Tier 1 capital	14.2	14.3	14.5	14.1	14.4
Total capital	16.2	16.2	16.5	16.1	16.4
Risk-weighted assets (RWAs) (in billions)	$1,072.8	1,070.4	1,063.6	1,085.0	1,089.3	—	(2)

Tier 1 leverage ratio	7.7%	8.0	8.1	8.1	8.3
Supplementary Leverage Ratio (SLR)	6.4	6.7	6.8	6.7	6.9
Total Loss Absorbing Capacity (TLAC) Ratio (3)	24.6	24.4	25.1	24.8	25.3
Liquidity Coverage Ratio (LCR) (4)	121	121	125	125	127
(1)Ratios and metrics for September 30, 2025, are preliminary estimates.
(2)See the table on page 26 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
(in millions, except per share amounts)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Interest income	$22,419	21,320	20,973	22,055	22,998	5%	(3)	$64,712	68,722	(6)%
Interest expense	10,469	9,612	9,478	10,219	11,308	9	(7)	29,559	32,882	(10)
Net interest income	11,950	11,708	11,495	11,836	11,690	2	2	35,153	35,840	(2)
Noninterest income
Deposit-related fees	1,290	1,249	1,269	1,237	1,299	3	(1)	3,808	3,778	1
Lending-related fees	384	373	364	388	376	3	2	1,121	1,112	1
Investment advisory and other asset-based fees	2,660	2,499	2,536	2,566	2,463	6	8	7,695	7,209	7
Commissions and brokerage services fees	651	610	638	635	646	7	1	1,899	1,886	1
Investment banking fees	840	696	775	725	672	21	25	2,311	1,940	19
Card fees (1)	1,223	1,173	1,044	1,084	1,096	4	12	3,440	3,258	6
Mortgage banking	268	230	332	294	280	17	(4)	830	753	10
Net gains from trading activities	1,466	1,270	1,373	950	1,438	15	2	4,109	4,334	(5)
Net losses from debt securities	—	—	(147)	(448)	(447)	NM	100	(147)	(472)	69
Net gains (losses) from equity securities	149	119	(343)	715	257	25	(42)	(75)	355	NM
Lease income	266	264	272	241	277	1	(4)	802	990	(19)
Other	289	631	541	155	319	(54)	(9)	1,461	935	56
Total noninterest income	9,486	9,114	8,654	8,542	8,676	4	9	27,254	26,078	5
Total revenue	21,436	20,822	20,149	20,378	20,366	3	5	62,407	61,918	1
Provision for credit losses (2)	681	1,005	932	1,095	1,065	(32)	(36)	2,618	3,239	(19)
Noninterest expense
Personnel	9,021	8,709	9,474	9,071	8,591	4	5	27,204	26,658	2
Technology, telecommunications and equipment	1,319	1,287	1,223	1,282	1,142	2	15	3,829	3,301	16
Occupancy	784	766	761	789	786	2	—	2,311	2,263	2
Operating losses	285	311	143	338	293	(8)	(3)	739	1,419	(48)
Professional and outside services	1,177	1,089	1,038	1,237	1,130	8	4	3,304	3,370	(2)
Leases (3)	144	154	157	158	152	(6)	(5)	455	475	(4)
Advertising and promotion	295	266	181	243	205	11	44	742	626	19
Other	821	797	914	782	768	3	7	2,532	2,586	(2)
Total noninterest expense	13,846	13,379	13,891	13,900	13,067	3	6	41,116	40,698	1
Income before income tax expense	6,909	6,438	5,326	5,383	6,234	7	11	18,673	17,981	4
Income tax expense	1,300	916	522	120	1,064	42	22	2,738	3,279	(16)
Net income before noncontrolling interests	5,609	5,522	4,804	5,263	5,170	2	8	15,935	14,702	8
Less: Net income (loss) from noncontrolling interests	20	28	(90)	184	56	(29)	(64)	(42)	59	NM
Wells Fargo net income	$5,589	5,494	4,894	5,079	5,114	2%	9	$15,977	14,643	9%
Less: Preferred stock dividends and other	248	280	278	278	262	(11)	(5)	806	838	(4)
Wells Fargo net income applicable to common stock	$5,341	5,214	4,616	4,801	4,852	2%	10	$15,171	13,805	10%
Per share information
Earnings per common share	$1.68	1.61	1.41	1.45	1.43	4%	17	$4.69	3.99	18%
Diluted earnings per common share	1.66	1.60	1.39	1.43	1.42	4	17	4.64	3.94	18
NM – Not meaningful
(1)In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Sep 30, 2025 % Change from
(in millions, except shares)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024
Assets
Cash and due from banks	$34,801	35,081	35,256	37,080	33,530	(1)%	4
Interest-earning deposits with banks	139,524	159,480	142,309	166,281	152,016	(13)	(8)
Federal funds sold and securities purchased under resale agreements	154,576	104,815	126,830	105,330	105,390	47	47
Debt securities:
Trading, at fair value	157,229	127,554	125,037	121,205	120,677	23	30
Available-for-sale, at fair value	206,682	184,869	176,229	162,978	166,004	12	25
Held-to-maturity, at amortized cost	214,232	221,493	227,227	234,948	243,151	(3)	(12)
Loans held for sale	11,551	8,730	6,431	6,260	7,275	32	59
Loans	943,102	924,418	913,842	912,745	909,711	2	4
Allowance for loan losses	(13,744)	(13,961)	(14,029)	(14,183)	(14,330)	2	4
Net loans	929,358	910,457	899,813	898,562	895,381	2	4
Mortgage servicing rights	6,785	7,048	7,180	7,779	7,493	(4)	(9)
Premises and equipment, net	11,040	10,768	10,357	10,297	9,955	3	11
Goodwill	25,069	25,071	25,066	25,167	25,173	—	—
Derivative assets	22,025	23,912	18,518	20,012	17,721	(8)	24
Equity securities	70,113	67,476	63,601	60,644	59,771	4	17
Other assets	79,941	94,515	86,457	73,302	78,588	(15)	2
Total assets	$2,062,926	1,981,269	1,950,311	1,929,845	1,922,125	4	7
Liabilities
Noninterest-bearing deposits	$366,814	370,844	377,443	383,616	370,005	(1)	(1)
Interest-bearing deposits	1,000,547	969,859	984,285	988,188	979,641	3	2
Total deposits	1,367,361	1,340,703	1,361,728	1,371,804	1,349,646	2	1
Short-term borrowings	230,649	187,995	139,776	108,806	111,894	23	106
Derivative liabilities	11,525	12,548	11,109	16,335	11,390	(8)	1
Accrued expenses and other liabilities	92,606	80,832	81,132	78,756	82,169	15	13
Long-term debt	177,773	176,237	173,660	173,078	182,015	1	(2)
Total liabilities	1,879,914	1,798,315	1,767,405	1,748,779	1,737,114	5	8
Equity
Wells Fargo stockholders’ equity:
Preferred stock	16,608	16,608	18,608	18,608	18,608	—	(11)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	61,016	60,669	60,275	60,817	60,623	1	1
Retained earnings	225,189	221,308	217,405	214,198	210,749	2	7
Accumulated other comprehensive loss	(7,647)	(9,366)	(9,998)	(12,176)	(8,372)	18	9
Treasury stock (1)	(123,148)	(117,244)	(114,336)	(111,463)	(107,479)	(5)	(15)
Total Wells Fargo stockholders’ equity	181,154	181,111	181,090	179,120	183,265	—	(1)
Noncontrolling interests	1,858	1,843	1,816	1,946	1,746	1	6
Total equity	183,012	182,954	182,906	181,066	185,011	—	(1)
Total liabilities and equity	$2,062,926	1,981,269	1,950,311	1,929,845	1,922,125	4	7
(1)Number of shares of treasury stock were 2,332,874,793, 2,261,443,304, 2,220,135,208, 2,192,867,645, and 2,136,319,281 at September 30, June 30, and March 31, 2025, and December 31, and September 30, 2024, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended		% Change
($ in millions)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024
Average Balances

Assets
Interest-earning deposits with banks	$158,704	137,136	150,855	171,100	182,219	16%	(13)	$148,927	195,359	(24)%
Federal funds sold and securities purchased under resale agreements	120,900	105,987	101,175	93,294	81,549	14	48	109,426	74,372	47
Trading debt securities	143,335	134,785	134,951	127,639	125,083	6	15	137,721	119,303	15
Available-for-sale debt securities	200,309	187,390	175,550	168,511	160,729	7	25	187,841	150,284	25
Held-to-maturity debt securities	221,447	227,525	233,952	242,961	250,010	(3)	(11)	227,595	257,770	(12)
Loans held for sale	10,063	8,266	7,589	7,210	7,032	22	43	8,649	6,654	30
Loans	928,677	916,719	908,182	906,353	910,255	1	2	917,935	918,406	—
Equity securities	36,863	30,304	29,267	29,211	27,480	22	34	32,172	25,063	28
Other interest-earning assets	12,212	14,048	10,796	10,079	9,711	(13)	26	12,357	8,930	38
Total interest-earning assets	1,832,510	1,762,160	1,752,317	1,756,358	1,754,068	4	4	1,782,623	1,756,141	2
Total noninterest-earning assets	177,690	171,211	167,344	162,178	162,544	4	9	172,119	159,938	8
Total assets	$2,010,200	1,933,371	1,919,661	1,918,536	1,916,612	4	5	$1,954,742	1,916,079	2
Liabilities
Interest-bearing deposits	$984,197	970,684	972,927	984,438	986,206	1	—	$975,977	996,591	(2)
Short-term borrowings	211,959	147,917	127,892	109,178	109,902	43	93	162,897	103,880	57
Long-term debt	175,944	175,289	173,052	175,414	183,586	—	(4)	174,772	187,619	(7)
Other interest-bearing liabilities	42,081	40,769	39,249	36,245	34,735	3	21	40,711	34,059	20
Total interest-bearing liabilities	1,414,181	1,334,659	1,313,120	1,305,275	1,314,429	6	8	1,354,357	1,322,149	2
Noninterest-bearing deposits	355,742	360,967	366,401	369,398	355,474	(1)	—	360,998	346,665	4
Other noninterest-bearing liabilities	56,849	54,477	56,782	60,930	62,341	4	(9)	56,036	63,068	(11)
Total liabilities	1,826,772	1,750,103	1,736,303	1,735,603	1,732,244	4	5	1,771,391	1,731,882	2
Total equity	183,428	183,268	183,358	182,933	184,368	—	(1)	183,351	184,197	—
Total liabilities and equity	$2,010,200	1,933,371	1,919,661	1,918,536	1,916,612	4	5	$1,954,742	1,916,079	2

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	4.01%	3.96	3.96	4.36	4.95			3.98%	5.00
Federal funds sold and securities purchased under resale agreements	4.22	4.19	4.26	4.66	5.24			4.22	5.26
Trading debt securities	4.27	4.23	4.13	4.16	4.25			4.21	4.16
Available-for-sale debt securities	4.66	4.62	4.48	4.45	4.33			4.59	4.19
Held-to-maturity debt securities	2.32	2.35	2.41	2.51	2.57			2.36	2.64
Loans held for sale	6.88	6.65	6.20	6.38	7.33			6.61	7.54
Loans	5.97	5.95	5.96	6.16	6.41			5.96	6.40
Equity securities	1.77	1.99	2.01	2.40	2.26			1.91	2.67
Other interest-earning assets	5.23	3.55	4.15	4.73	5.12			4.28	5.22
Total interest-earning assets	4.88	4.87	4.85	5.02	5.24			4.87	5.24
Interest-bearing liabilities
Interest-bearing deposits	2.09	2.09	2.17	2.37	2.60			2.12	2.47
Short-term borrowings	4.38	4.37	4.32	4.67	5.20			4.36	5.18
Long-term debt	5.89	5.95	5.97	6.35	6.89			5.94	6.88
Other interest-bearing liabilities	3.30	3.26	3.33	3.01	3.05			3.30	3.02
Total interest-bearing liabilities	2.94	2.89	2.92	3.12	3.43			2.92	3.32

Interest rate spread on a taxable-equivalent basis (2)	1.94	1.98	1.93	1.90	1.81			1.95	1.92
Net interest margin on a taxable-equivalent basis (2)	2.61	2.68	2.67	2.70	2.67			2.65	2.74
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $75 million, $77 million, $77 million, $78 million, and $84 million for the quarters ended September 30, June 30, and March 31, 2025, and December 31, and September 30, 2024, respectively, and $229 million and $262 million for the first nine months of 2025 and 2024, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended September 30, 2025
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,505	1,949	1,870	974	(273)	(75)	11,950
Noninterest income	2,145	1,092	3,009	3,222	449	(431)	9,486
Total revenue	9,650	3,041	4,879	4,196	176	(506)	21,436
Provision for credit losses	767	39	(107)	(14)	(4)	—	681
Noninterest expense	5,968	1,445	2,362	3,421	650	—	13,846
Income (loss) before income tax expense (benefit)	2,915	1,557	2,624	789	(470)	(506)	6,909
Income tax expense (benefit)	730	393	658	198	(173)	(506)	1,300
Net income (loss) before noncontrolling interests	2,185	1,164	1,966	591	(297)	—	5,609
Less: Net income from noncontrolling interests	—	2	—	—	18	—	20
Net income (loss)	$2,185	1,162	1,966	591	(315)	—	5,589

					Quarter ended June 30, 2025
Net interest income	$7,199	1,983	1,815	891	(103)	(77)	11,708
Noninterest income	2,029	950	2,858	3,007	662	(392)	9,114
Total revenue	9,228	2,933	4,673	3,898	559	(469)	20,822
Provision for credit losses	945	(43)	103	12	(12)	—	1,005
Noninterest expense	5,799	1,519	2,251	3,245	565	—	13,379
Income (loss) before income tax expense (benefit)	2,484	1,457	2,319	641	6	(469)	6,438
Income tax expense (benefit)	621	369	582	161	(348)	(469)	916
Net income before noncontrolling interests	1,863	1,088	1,737	480	354	—	5,522
Less: Net income from noncontrolling interests	—	2	—	—	26	—	28
Net income	$1,863	1,086	1,737	480	328	—	5,494

					Quarter ended September 30, 2024
Net interest income	$7,149	2,289	1,909	842	(415)	(84)	11,690
Noninterest income	1,975	1,044	3,002	3,036	78	(459)	8,676
Total revenue	9,124	3,333	4,911	3,878	(337)	(543)	20,366
Provision for credit losses	930	85	26	16	8	—	1,065
Noninterest expense	5,624	1,480	2,229	3,154	580	—	13,067
Income (loss) before income tax expense (benefit)	2,570	1,768	2,656	708	(925)	(543)	6,234
Income tax expense (benefit)	646	448	664	179	(330)	(543)	1,064
Net income (loss) before noncontrolling interests	1,924	1,320	1,992	529	(595)	—	5,170
Less: Net income from noncontrolling interests	—	2	—	—	54	—	56
Net income (loss)	$1,924	1,318	1,992	529	(649)	—	5,114
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Nine months ended September 30, 2025
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$21,647	5,909	5,475	2,691	(340)	(229)	35,153
Noninterest income	6,144	2,990	9,141	9,277	898	(1,196)	27,254
Total revenue	27,791	8,899	14,616	11,968	558	(1,425)	62,407
Provision for credit losses	2,451	183	(4)	9	(21)	—	2,618
Noninterest expense	17,695	4,634	7,089	10,026	1,672	—	41,116
Income (loss) before income tax expense (benefit)	7,645	4,082	7,531	1,933	(1,093)	(1,425)	18,673
Income tax expense (benefit)	1,908	1,034	1,887	470	(1,136)	(1,425)	2,738
Net income before noncontrolling interests	5,737	3,048	5,644	1,463	43	—	15,935
Less: Net income (loss) from noncontrolling interests	—	6	—	—	(48)	—	(42)
Net income	$5,737	3,042	5,644	1,463	91	—	15,977

					Nine months ended September 30, 2024
Net interest income	$21,283	6,848	5,881	2,617	(527)	(262)	35,840
Noninterest income	5,938	2,759	8,850	8,861	761	(1,091)	26,078
Total revenue	27,221	9,607	14,731	11,478	234	(1,353)	61,918
Provision for credit losses	2,650	257	316	5	11	—	3,239
Noninterest expense	17,349	4,665	6,729	9,577	2,378	—	40,698
Income (loss) before income tax expense (benefit)	7,222	4,685	7,686	1,896	(2,155)	(1,353)	17,981
Income tax expense (benefit)	1,815	1,191	1,928	502	(804)	(1,353)	3,279
Net income (loss) before noncontrolling interests	5,407	3,494	5,758	1,394	(1,351)	—	14,702
Less: Net income from noncontrolling interests	—	8	—	—	51	—	59
Net income (loss)	$5,407	3,486	5,758	1,394	(1,402)	—	14,643
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
($ in millions)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Income Statement
Net interest income	$7,505	7,199	6,943	7,020	7,149	4%	5	$21,647	21,283	2%
Noninterest income:
Deposit-related fees	698	653	651	657	710	7	(2)	2,002	2,077	(4)
Card fees (1)	1,162	1,109	978	1,019	1,031	5	13	3,249	3,057	6
Mortgage banking	199	169	222	185	137	18	45	590	465	27
Other	86	98	119	99	97	(12)	(11)	303	339	(11)
Total noninterest income	2,145	2,029	1,970	1,960	1,975	6	9	6,144	5,938	3
Total revenue	9,650	9,228	8,913	8,980	9,124	5	6	27,791	27,221	2
Net charge-offs	766	818	877	887	871	(6)	(12)	2,461	2,659	(7)
Change in the allowance for credit losses	1	127	(138)	24	59	(99)	(98)	(10)	(9)	(11)
Provision for credit losses	767	945	739	911	930	(19)	(18)	2,451	2,650	(8)
Noninterest expense	5,968	5,799	5,928	5,925	5,624	3	6	17,695	17,349	2
Income before income tax expense	2,915	2,484	2,246	2,144	2,570	17	13	7,645	7,222	6
Income tax expense	730	621	557	542	646	18	13	1,908	1,815	5
Net income	$2,185	1,863	1,689	1,602	1,924	17	14	$5,737	5,407	6
Revenue by Line of Business
Consumer, Small and Business Banking	$6,567	6,288	5,981	6,067	6,222	4	6	$18,836	18,443	2
Consumer Lending:
Home Lending	870	821	866	854	842	6	3	2,557	2,529	1
Credit Card (1)	1,663	1,588	1,524	1,489	1,471	5	13	4,775	4,419	8
Auto	256	241	237	263	273	6	(6)	734	855	(14)
Personal Lending	294	290	305	307	316	1	(7)	889	975	(9)
Total revenue	$9,650	9,228	8,913	8,980	9,124	5	6	$27,791	27,221	2
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking (2)	$13,700	5,913	6,034	6,105	6,230	132	120	$8,577	6,355	35
Consumer Lending:
Home Lending	201,803	203,556	205,507	207,780	209,825	(1)	(4)	203,608	212,043	(4)
Credit Card	51,121	49,947	50,109	50,243	49,141	2	4	50,396	47,677	6
Auto	44,775	42,366	42,498	43,005	43,949	6	2	43,221	45,733	(5)
Personal Lending	13,880	13,651	13,902	14,291	14,470	2	(4)	13,812	14,609	(5)
Total loans	$325,279	315,433	318,050	321,424	323,615	3	1	$319,614	326,417	(2)
Total deposits (2)	781,329	781,384	778,601	773,631	773,554	—	1	780,448	775,005	1
Allocated capital	45,500	45,500	45,500	45,500	45,500	—	—	45,500	45,500	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking (2)	$13,789	6,033	6,144	6,256	6,372	129	116
Consumer Lending:
Home Lending	201,345	203,062	204,656	207,022	209,083	(1)	(4)
Credit Card	51,572	50,084	49,518	50,992	49,521	3	4
Auto	46,524	43,373	41,999	42,914	43,356	7	7
Personal Lending	13,984	13,790	13,656	14,246	14,413	1	(3)
Total loans	$327,214	316,342	315,973	321,430	322,745	3	1
Total deposits (2)	782,292	780,978	798,841	783,490	775,745	—	1
(1)In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income.
(2)In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	18.5%	15.9	14.5	13.4	16.3			16.3%	15.3
Efficiency ratio (2)	62	63	67	66	62			64	64
Retail bank branches (#, period-end)	4,108	4,135	4,155	4,177	4,196	(1)%	(2)
Digital active customers (# in millions, period-end) (3)	37.0	36.6	36.7	36.0	35.8	1	3
Mobile active customers (# in millions, period-end) (3)	32.5	32.1	31.8	31.4	31.2	1	4

Consumer, Small and Business Banking:
Deposit spread (4)	2.63%	2.57	2.47	2.46	2.52			2.56%	2.51
Debit card purchase volume ($ in billions) (5)	$133.6	133.6	126.0	131.0	126.8	—	5	$393.2	376.5	4%
Debit card purchase transactions (# in millions) (5)	2,674	2,655	2,486	2,622	2,585	1	3	7,815	7,608	3

Home Lending:
Mortgage banking:
Net servicing income	$152	136	181	128	114	12	33	$469	294	60
Net gains on mortgage loan originations/sales	47	33	41	57	23	42	104	121	171	(29)
Total mortgage banking	$199	169	222	185	137	18	45	$590	465	27

Mortgage loan originations ($ in billions)	$7.0	7.4	4.4	5.9	5.5	(5)	27	$18.8	14.3	31
% of originations held for sale (HFS)	31.0%	34.0	38.2	40.3	41.0			33.9%	40.7
Third party mortgage loans serviced ($ in billions, period-end) (6)	$433.8	455.5	471.1	486.9	499.1	(5)	(13)
Mortgage servicing rights (MSR) carrying value (period-end)	6,167	6,417	6,536	6,844	6,544	(4)	(6)
Home lending loans 30+ days delinquency rate (period-end) (7)(8)(9)	0.32%	0.30	0.29	0.29	0.30

Credit Card:
Credit card purchase volume ($ in billions) (5)	$47.4	46.4	42.5	45.1	43.4	2	9	$136.3	125.4	9
Credit card new accounts (# in thousands)	914	643	554	486	615	42	49	2,111	1,943	9
Credit card loans 30+ days delinquency rate (period-end) (8)(9)	2.69%	2.64	2.82	2.91	2.87
Credit card loans 90+ days delinquency rate (period-end) (8)(9)	1.34	1.32	1.46	1.51	1.43

Auto:
Auto loan originations ($ in billions)	$8.8	6.9	4.6	5.0	4.1	28	115	$20.3	11.9	71
Auto loans 30+ days delinquency rate (period-end) (8)(9)	1.54%	1.72	1.87	2.31	2.28
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Reflects combined activity for consumer and small business customers.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans that are insured or guaranteed by U.S. government agencies.
(8)Excludes loans held for sale.
(9)Delinquency balances exclude nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
($ in millions)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Income Statement
Net interest income	$1,949	1,983	1,977	2,248	2,289	(2)%	(15)	$5,909	6,848	(14)%
Noninterest income:
Deposit-related fees	311	324	335	303	303	(4)	3	970	877	11
Lending-related fees	144	138	136	140	138	4	4	418	415	1
Lease income	119	116	123	124	126	3	(6)	358	408	(12)
Other	518	372	354	356	477	39	9	1,244	1,059	17
Total noninterest income	1,092	950	948	923	1,044	15	5	2,990	2,759	8
Total revenue	3,041	2,933	2,925	3,171	3,333	4	(9)	8,899	9,607	(7)
Net charge-offs	83	98	41	111	50	(15)	66	222	222	—
Change in the allowance for credit losses	(44)	(141)	146	(78)	35	69	NM	(39)	35	NM
Provision for credit losses	39	(43)	187	33	85	191	(54)	183	257	(29)
Noninterest expense	1,445	1,519	1,670	1,525	1,480	(5)	(2)	4,634	4,665	(1)
Income before income tax expense	1,557	1,457	1,068	1,613	1,768	7	(12)	4,082	4,685	(13)
Income tax expense	393	369	272	408	448	7	(12)	1,034	1,191	(13)
Less: Net income from noncontrolling interests	2	2	2	2	2	—	—	6	8	(25)
Net income	$1,162	1,086	794	1,203	1,318	7	(12)	$3,042	3,486	(13)

Revenue by Product
Lending and leasing	$1,251	1,262	1,267	1,291	1,293	(1)	(3)	$3,780	3,910	(3)
Treasury management and payments	1,206	1,250	1,260	1,423	1,434	(4)	(16)	3,716	4,267	(13)
Other	584	421	398	457	606	39	(4)	1,403	1,430	(2)
Total revenue	$3,041	2,933	2,925	3,171	3,333	4	(9)	$8,899	9,607	(7)

Selected Metrics
Return on allocated capital	16.8%	15.8	11.4	17.4	19.2			14.7%	16.9
Efficiency ratio	48	52	57	48	44			52	49
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
($ in millions)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$166,946	167,134	164,113	162,060	161,967	—%	3	$166,075	163,085	2%
Commercial real estate	37,605	44,373	44,598	44,555	44,756	(15)	(16)	42,166	45,013	(6)
Lease financing and other	14,805	14,954	15,093	15,180	15,393	(1)	(4)	14,950	15,384	(3)
Total loans (1)	$219,356	226,461	223,804	221,795	222,116	(3)	(1)	$223,191	223,482	—

Total deposits (1)	171,976	177,994	182,859	184,293	173,158	(3)	(1)	177,570	168,044	6
Allocated capital	26,000	26,000	26,000	26,000	26,000	—	—	26,000	26,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$170,031	169,958	168,369	163,464	163,878	—	4
Commercial real estate	38,030	44,484	44,788	44,506	44,715	(15)	(15)
Lease financing and other	15,174	15,102	15,109	15,348	15,406	—	(2)
Total loans (1)	$223,235	229,544	228,266	223,318	223,999	(3)	—

Total deposits (1)	176,954	179,848	181,469	188,650	178,406	(2)	(1)
(1)In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
($ in millions)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Income Statement
Net interest income	$1,870	1,815	1,790	2,054	1,909	3%	(2)	$5,475	5,881	(7)%
Noninterest income:
Deposit-related fees	273	266	275	269	279	3	(2)	814	804	1
Lending-related fees	214	209	201	221	213	2	—	624	621	—
Investment banking fees	826	700	765	726	668	18	24	2,291	1,949	18
Net gains from trading activities	1,425	1,229	1,347	933	1,366	16	4	4,001	4,158	(4)
Other	271	454	686	410	476	(40)	(43)	1,411	1,318	7
Total noninterest income	3,009	2,858	3,274	2,559	3,002	5	—	9,141	8,850	3
Total revenue	4,879	4,673	5,064	4,613	4,911	4	(1)	14,616	14,731	(1)
Net charge-offs	96	75	97	214	196	28	(51)	268	695	(61)
Change in the allowance for credit losses	(203)	28	(97)	(9)	(170)	NM	(19)	(272)	(379)	28
Provision for credit losses	(107)	103	—	205	26	NM	NM	(4)	316	NM
Noninterest expense	2,362	2,251	2,476	2,300	2,229	5	6	7,089	6,729	5
Income before income tax expense	2,624	2,319	2,588	2,108	2,656	13	(1)	7,531	7,686	(2)
Income tax expense	658	582	647	528	664	13	(1)	1,887	1,928	(2)
Net income	$1,966	1,737	1,941	1,580	1,992	13	(1)	$5,644	5,758	(2)

Revenue by Line of Business
Banking:
Lending	$647	601	618	691	698	8	(7)	$1,866	2,067	(10)
Treasury Management and Payments	630	611	618	644	695	3	(9)	1,859	2,068	(10)
Investment Banking	554	463	534	491	419	20	32	1,551	1,323	17
Total Banking	1,831	1,675	1,770	1,826	1,812	9	1	5,276	5,458	(3)
Commercial Real Estate	1,186	1,212	1,449	1,274	1,364	(2)	(13)	3,847	3,870	(1)
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,355	1,391	1,382	1,179	1,327	(3)	2	4,128	3,914	5
Equities	450	387	448	385	396	16	14	1,285	1,404	(8)
Credit Adjustment (CVA/DVA/FVA) and Other (1)	48	1	(3)	(71)	31	NM	55	46	57	(19)
Total Markets	1,853	1,779	1,827	1,493	1,754	4	6	5,459	5,375	2
Other	9	7	18	20	(19)	29	147	34	28	21
Total revenue	$4,879	4,673	5,064	4,613	4,911	4	(1)	$14,616	14,731	(1)

Selected Metrics
Return on allocated capital	16.8%	14.9	17.0	13.4	17.1			16.2%	16.5
Efficiency ratio	48	48	49	50	45			49	46
NM – Not meaningful
(1)In fourth quarter 2024, we implemented a change to incorporate funding valuation adjustments (FVA) for our derivatives, which resulted in a loss of $85 million.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
($ in millions)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$214,774	202,473	192,654	185,677	183,255	6%	17	$203,381	183,159	11%
Commercial real estate	81,121	83,413	84,633	88,285	91,963	(3)	(12)	83,043	94,913	(13)
Total loans	$295,895	285,886	277,287	273,962	275,218	4	8	$286,424	278,072	3

Loans by Line of Business:
Banking	$92,787	88,994	86,528	85,722	86,548	4	7	$89,459	87,854	2
Commercial Real Estate	117,115	117,917	117,318	119,414	124,056	(1)	(6)	117,449	127,943	(8)
Markets	85,993	78,975	73,441	68,826	64,614	9	33	79,516	62,275	28
Total loans	$295,895	285,886	277,287	273,962	275,218	4	8	$286,424	278,072	3
Trading-related assets:
Trading account securities	$167,890	149,301	151,483	144,903	140,501	12	19	$156,285	132,678	18
Reverse repurchase agreements/securities borrowed	115,868	101,894	97,171	87,517	74,041	14	56	105,046	67,289	56
Derivative assets	22,682	23,404	19,688	20,254	19,668	(3)	15	21,936	18,422	19
Total trading-related assets	$306,440	274,599	268,342	252,674	234,210	12	31	$283,267	218,389	30
Total assets	679,877	641,499	611,037	588,154	574,697	6	18	644,390	561,280	15
Total deposits	204,056	202,420	203,914	205,077	194,315	1	5	203,464	188,399	8
Allocated capital	44,000	44,000	44,000	44,000	44,000	—	—	44,000	44,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$224,462	208,161	197,142	192,573	183,341	8	22
Commercial real estate	79,518	82,417	83,522	86,107	90,382	(4)	(12)
Total loans	$303,980	290,578	280,664	278,680	273,723	5	11

Loans by Line of Business:
Banking	$95,215	90,999	88,239	86,328	88,221	5	8
Commercial Real Estate	116,314	117,233	116,051	117,213	121,238	(1)	(4)
Markets	92,451	82,346	76,374	75,139	64,264	12	44
Total loans	$303,980	290,578	280,664	278,680	273,723	5	11
Trading-related assets:
Trading account securities	$193,037	158,008	150,401	142,727	144,148	22	34
Reverse repurchase agreements/securities borrowed	130,196	100,268	122,875	96,470	83,562	30	56
Derivative assets	22,574	24,700	18,883	21,332	17,906	(9)	26
Total trading-related assets	$345,807	282,976	292,159	260,529	245,616	22	41
Total assets	715,683	658,029	632,478	597,278	583,144	9	23
Total deposits	211,051	208,048	209,200	212,948	199,700	1	6

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Income Statement
Net interest income	$974	891	826	856	842	9%	16	$2,691	2,617	3%
Noninterest income:
Investment advisory and other asset-based fees	2,601	2,440	2,474	2,504	2,406	7	8	7,515	7,030	7
Commissions and brokerage services fees	557	511	534	539	548	9	2	1,602	1,614	(1)
Other	64	56	40	59	82	14	(22)	160	217	(26)
Total noninterest income	3,222	3,007	3,048	3,102	3,036	7	6	9,277	8,861	5
Total revenue	4,196	3,898	3,874	3,958	3,878	8	8	11,968	11,478	4
Net charge-offs	(1)	6	(6)	(1)	(5)	NM	80	(1)	(1)	—
Change in the allowance for credit losses	(13)	6	17	(26)	21	NM	NM	10	6	67
Provision for credit losses	(14)	12	11	(27)	16	NM	NM	9	5	80
Noninterest expense	3,421	3,245	3,360	3,307	3,154	5	8	10,026	9,577	5
Income before income tax expense	789	641	503	678	708	23	11	1,933	1,896	2
Income tax expense	198	161	111	170	179	23	11	470	502	(6)
Net income	$591	480	392	508	529	23	12	$1,463	1,394	5

Selected Metrics
Return on allocated capital	35.1%	28.7	23.6	30.2	31.5			29.2%	27.7
Efficiency ratio	82	83	87	84	81			84	83
Client assets ($ in billions, period-end):
Advisory assets	$1,104	1,042	980	998	993	6	11
Other brokerage assets and deposits	1,369	1,304	1,253	1,295	1,301	5	5
Total client assets	$2,473	2,346	2,233	2,293	2,294	5	8

Selected Balance Sheet Data (average)
Total loans	$86,150	84,871	84,344	83,570	82,797	2	4	$85,128	82,815	3
Total deposits	127,377	123,611	123,378	118,327	107,991	3	18	124,803	104,117	20
Allocated capital	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—

Selected Balance Sheet Data (period-end)
Total loans	$87,752	84,990	84,444	84,340	83,023	3	6
Total deposits	132,657	122,912	124,582	127,008	112,472	8	18
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Sep 30, 2025 % Change from		Nine months ended
($ in millions)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Income Statement
Net interest income	$(273)	(103)	36	(264)	(415)	NM	34	$(340)	(527)	35%
Noninterest income	449	662	(213)	368	78	(32%)	476	898	761	18
Total revenue	176	559	(177)	104	(337)	(69)	152	558	234	138
Net charge-offs	10	—	—	(23)	(1)	NM	NM	10	(4)	350
Change in the allowance for credit losses	(14)	(12)	(5)	(4)	9	(17)	NM	(31)	15	NM
Provision for credit losses	(4)	(12)	(5)	(27)	8	67	NM	(21)	11	NM
Noninterest expense	650	565	457	843	580	15	12	1,672	2,378	(30)
Income (loss) before income tax benefit	(470)	6	(629)	(712)	(925)	NM	49	(1,093)	(2,155)	49
Income tax benefit	(173)	(348)	(615)	(1,080)	(330)	50	48	(1,136)	(804)	(41)
Less: Net income (loss) from noncontrolling interests	18	26	(92)	182	54	(31)	(67)	(48)	51	NM
Net income (loss)	$(315)	328	78	186	(649)	NM	51	$91	(1,402)	106

Selected Balance Sheet Data (average)
Available-for-sale debt securities	$188,103	172,879	161,430	153,969	147,093	9	28	$174,235	133,951	30
Held-to-maturity debt securities	214,409	220,364	226,714	235,661	242,621	(3)	(12)	220,451	250,242	(12)
Equity securities	16,450	15,493	15,398	15,027	15,216	6	8	15,784	15,580	1
Total assets	636,359	601,010	618,339	639,324	648,930	6	(2)	618,635	656,289	(6)
Total deposits	55,201	46,242	50,576	72,508	92,662	19	(40)	50,690	107,691	(53)

Selected Balance Sheet Data (period-end)
Available-for-sale debt securities	$198,665	176,235	167,634	154,397	157,042	13	27
Held-to-maturity debt securities	211,069	218,360	224,111	231,892	240,174	(3)	(12)
Equity securities	16,273	15,907	15,138	15,437	14,861	2	10
Total assets	642,044	624,556	621,445	633,799	642,618	3	—
Total deposits	64,407	48,917	47,636	59,708	83,323	32	(23)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Sep 30, 2025 $ Change from
($ in millions)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024
Period-End Loans
Commercial and industrial	$417,904	402,150	390,533	381,241	372,750	15,754	45,154
Commercial real estate	130,250	132,560	134,035	136,505	141,410	(2,310)	(11,160)
Lease financing	15,311	15,060	16,131	16,413	16,482	251	(1,171)
Total commercial	563,465	549,770	540,699	534,159	530,642	13,695	32,823
Residential mortgage	243,910	245,755	247,613	250,269	252,676	(1,845)	(8,766)
Credit card	56,996	55,318	54,608	56,542	55,046	1,678	1,950
Auto	46,041	42,878	41,482	42,367	42,815	3,163	3,226
Other consumer	32,690	30,697	29,440	29,408	28,532	1,993	4,158
Total consumer	379,637	374,648	373,143	378,586	379,069	4,989	568
Total loans	$943,102	924,418	913,842	912,745	909,711	18,684	33,391

Average Loans
Commercial and industrial	$405,753	393,602	381,702	372,848	370,911	12,151	34,842
Commercial real estate	131,623	133,661	135,271	139,111	143,187	(2,038)	(11,564)
Lease financing	14,986	16,046	16,182	16,301	16,529	(1,060)	(1,543)
Total commercial	552,362	543,309	533,155	528,260	530,627	9,053	21,735
Residential mortgage	244,562	246,512	248,739	251,256	253,667	(1,950)	(9,105)
Credit card	56,420	54,985	55,363	55,699	54,580	1,435	1,840
Auto	44,292	41,865	41,967	42,466	43,430	2,427	862
Other consumer	31,041	30,048	28,958	28,672	27,951	993	3,090
Total consumer	376,315	373,410	375,027	378,093	379,628	2,905	(3,313)
Total loans	$928,677	916,719	908,182	906,353	910,255	11,958	18,422

Average Interest Rates
Commercial and industrial	6.26%	6.29	6.34	6.73	7.16
Commercial real estate	6.15	6.17	6.19	6.52	6.90
Lease financing	5.85	5.72	5.78	5.77	5.68
Total commercial	6.23	6.24	6.28	6.65	7.05
Residential mortgage	3.72	3.70	3.68	3.68	3.67
Credit card	12.70	12.65	12.74	12.53	12.73
Auto	5.59	5.48	5.33	5.29	5.22
Other consumer	7.40	7.47	7.61	7.97	8.56
Total consumer	5.59	5.52	5.51	5.48	5.51
Total loans	5.97	5.95	5.96	6.16	6.41

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Sep 30, 2025		Jun 30, 2025		Mar 31, 2025		Dec 31, 2024		Sep 30, 2024		Sep 30, 2025 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Jun 30, 2025	Sep 30, 2024
By product:
Commercial and industrial	$131	0.13%	$179	0.18%	$108	0.11%	$132	0.14%	$129	0.14%	$(48)	2
Commercial real estate	107	0.32	61	0.18	95	0.28	261	0.74	184	0.51	46	(77)
Lease financing	12	0.32	7	0.17	8	0.20	10	0.23	10	0.25	5	2
Total commercial	250	0.18	247	0.18	211	0.16	403	0.30	323	0.24	3	(73)
Residential mortgage	(22)	(0.04)	(3)	—	(15)	(0.02)	(14)	(0.02)	(23)	(0.04)	(19)	1
Credit card	571	4.02	622	4.54	650	4.76	628	4.49	601	4.38	(51)	(30)
Auto	50	0.45	30	0.29	64	0.62	82	0.77	83	0.76	20	(33)
Other consumer	93	1.19	101	1.35	99	1.39	112	1.56	127	1.82	(8)	(34)
Total consumer	692	0.73	750	0.81	798	0.86	808	0.85	788	0.83	(58)	(96)
Total net loan charge-offs	$942	0.40%	$997	0.44%	$1,009	0.45%	$1,211	0.53%	$1,111	0.49%	$(55)	(169)
By segment:
Consumer Banking and Lending	$766	0.93%	$818	1.04%	$877	1.12%	$887	1.10%	$871	1.07%	$(52)	(105)
Commercial Banking	83	0.15	98	0.17	41	0.07	111	0.20	50	0.09	(15)	33
Corporate and Investing Banking	94	0.13	75	0.11	97	0.14	214	0.31	196	0.28	19	(102)
Wealth and Investment Management	(1)	—	6	0.03	(6)	(0.03)	(1)	—	(5)	(0.02)	(7)	4
Corporate	—	—	—	—	—	—	—	—	(1)	(0.06)	—	1
Total net loan charge-offs	$942	0.40%	$997	0.44%	$1,009	0.45%	$1,211	0.53%	$1,111	0.49%	$(55)	(169)
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Sep 30, 2025 $ Change from
($ in millions)	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024
Balance, beginning of period	$14,568	14,552	14,636	14,739	14,789	16	(221)
Provision for credit losses for loans	687	1,007	925	1,116	1,059	(320)	(372)
Net loan charge-offs:
Commercial and industrial	(131)	(179)	(108)	(132)	(129)	48	(2)
Commercial real estate	(107)	(61)	(95)	(261)	(184)	(46)	77
Lease financing	(12)	(7)	(8)	(10)	(10)	(5)	(2)
Total commercial	(250)	(247)	(211)	(403)	(323)	(3)	73
Residential mortgage	22	3	15	14	23	19	(1)
Credit card	(571)	(622)	(650)	(628)	(601)	51	30
Auto	(50)	(30)	(64)	(82)	(83)	(20)	33
Other consumer	(93)	(101)	(99)	(112)	(127)	8	34
Total consumer	(692)	(750)	(798)	(808)	(788)	58	96
Net loan charge-offs	(942)	(997)	(1,009)	(1,211)	(1,111)	55	169
Other	(2)	6	—	(8)	2	(8)	(4)
Balance, end of period	$14,311	14,568	14,552	14,636	14,739	(257)	(428)
Components:
Allowance for loan losses	$13,744	13,961	14,029	14,183	14,330	(217)	(586)
Allowance for unfunded credit commitments	567	607	523	453	409	(40)	158
Allowance for credit losses for loans	$14,311	14,568	14,552	14,636	14,739	(257)	(428)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	3.68x	3.49	3.43	2.95	3.24
Allowance for loan losses as a percentage of:
Total loans	1.46%	1.51	1.54	1.55	1.58
Nonaccrual loans	181	180	176	183	175
Allowance for credit losses for loans as a percentage of:
Total loans	1.52	1.58	1.59	1.60	1.62
Nonaccrual loans	188	188	182	189	180

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Sep 30, 2025		Jun 30, 2025		Mar 31, 2025		Dec 31, 2024		Sep 30, 2024
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,376	1.05%	$4,306	1.07%	$4,331	1.11%	$4,151	1.09%	$4,230	1.13%
Commercial real estate	2,965	2.28	3,317	2.50	3,365	2.51	3,583	2.62	3,653	2.58
Lease financing	211	1.38	212	1.41	234	1.45	212	1.29	209	1.27
Total commercial	7,552	1.34	7,835	1.43	7,930	1.47	7,946	1.49	8,092	1.52
Residential mortgage (1)	569	0.23	568	0.23	542	0.22	541	0.22	542	0.21
Credit card	4,907	8.61	4,910	8.88	4,840	8.86	4,869	8.61	4,704	8.55
Auto	717	1.56	657	1.53	629	1.52	636	1.50	726	1.70
Other consumer	566	1.73	598	1.95	611	2.08	644	2.19	675	2.37
Total consumer	6,759	1.78	6,733	1.80	6,622	1.77	6,690	1.77	6,647	1.75
Total allowance for credit losses for loans	$14,311	1.52%	$14,568	1.58%	$14,552	1.59%	$14,636	1.60%	$14,739	1.62%
By segment:
Consumer Banking and Lending	$7,599	2.32%	$7,458	2.36%	$7,332	2.32%	$7,470	2.32%	$7,445	2.31%
Commercial Banking	2,184	0.98	2,368	1.03	2,509	1.10	2,364	1.06	2,443	1.09
Corporate and Investing Banking	4,275	1.41	4,470	1.54	4,444	1.58	4,551	1.63	4,573	1.67
Wealth and Investment Management	251	0.29	264	0.31	258	0.31	241	0.29	266	0.32
Corporate	2	0.22	8	0.27	9	0.20	10	0.20	12	0.19
Total allowance for credit losses for loans	$14,311	1.52%	$14,568	1.58%	$14,552	1.59%	$14,636	1.60%	$14,739	1.62%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Sep 30, 2025		Jun 30, 2025		Mar 31, 2025		Dec 31, 2024		Sep 30, 2024		Sep 30, 2025 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Jun 30, 2025	Sep 30, 2024
By product:
Nonaccrual loans:
Commercial and industrial	$1,050	0.25%	$925	0.23%	$969	0.25%	$763	0.20%	$743	0.20%	$125	307
Commercial real estate	3,334	2.56	3,556	2.68	3,836	2.86	3,771	2.76	4,115	2.91	(222)	(781)
Lease financing	75	0.49	82	0.54	78	0.48	84	0.51	94	0.57	(7)	(19)
Total commercial	4,459	0.79	4,563	0.83	4,883	0.90	4,618	0.86	4,952	0.93	(104)	(493)
Residential mortgage (1)	3,057	1.25	3,090	1.26	2,982	1.20	2,991	1.20	3,086	1.22	(33)	(29)
Auto	71	0.15	76	0.18	83	0.20	89	0.21	99	0.23	(5)	(28)
Other consumer	27	0.08	28	0.09	30	0.10	32	0.11	35	0.12	(1)	(8)
Total consumer	3,155	0.83	3,194	0.85	3,095	0.83	3,112	0.82	3,220	0.85	(39)	(65)
Total nonaccrual loans	7,614	0.81	7,757	0.84	7,978	0.87	7,730	0.85	8,172	0.90	(143)	(558)
Foreclosed assets	218		207		247		206		212		11	6
Total nonperforming assets	$7,832	0.83%	$7,964	0.86%	$8,225	0.90%	$7,936	0.87%	$8,384	0.92%	$(132)	(552)
By segment:
Consumer Banking and Lending	$3,181	0.97%	$3,054	0.97%	$3,011	0.95%	$3,029	0.94%	$3,144	0.97%	$127	37
Commercial Banking	1,086	0.49	1,489	0.65	1,536	0.67	1,173	0.53	1,120	0.50	(403)	(34)
Corporate and Investing Banking	3,276	1.08	3,132	1.08	3,442	1.23	3,508	1.26	3,912	1.43	144	(636)
Wealth and Investment Management	289	0.33	289	0.34	236	0.28	226	0.27	208	0.25	—	81
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$7,832	0.83%	$7,964	0.86%	$8,225	0.90%	$7,936	0.87%	$8,384	0.92%	$(132)	(552)
(1)Residential mortgage loans are not placed on nonaccrual status when they are insured or guaranteed by U.S. government agencies, such as the Federal Housing Administration or the Department of Veterans Affairs.

Wells Fargo & Company and Subsidiaries
COMMERCIAL LOAN PORTFOLIO

	Sep 30, 2025			Jun 30, 2025			Sep 30, 2024
($ in millions)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)
Commercial and industrial loans and lease financing by industry:
Financials except banks	$165	183,637	293,425	26	169,977	275,508	53	146,597	240,418
Technology, telecom and media	117	25,353	65,988	47	25,053	62,361	155	23,907	60,300
Real estate and construction	70	29,329	60,547	84	28,421	58,893	91	25,082	53,248
Equipment, machinery and parts manufacturing	66	24,949	51,903	30	25,578	50,479	33	25,931	49,762
Retail	85	20,454	43,224	153	18,129	45,153	50	19,964	45,313
Materials and commodities	104	14,217	34,747	147	14,288	33,560	31	14,019	36,518
Food and beverage manufacturing	8	17,273	33,241	10	17,285	34,365	16	16,501	35,207
Health care and pharmaceuticals	35	13,811	31,365	72	14,237	31,205	28	14,394	29,669
Auto related	6	16,061	30,748	6	16,647	31,249	9	16,741	30,944
Oil, gas and pipelines	5	9,709	30,047	3	9,473	28,892	3	10,042	30,129
Utilities	18	8,132	27,919	1	7,465	26,101	1	6,518	24,169
Commercial services	76	10,848	27,673	77	11,080	27,115	35	10,774	27,501
Diversified or miscellaneous	77	11,757	27,608	74	11,159	27,328	62	8,857	22,268
Entertainment and recreation	23	12,253	18,388	29	12,790	19,116	24	12,227	18,940
Insurance and fiduciaries	1	4,863	16,915	1	5,509	17,536	2	5,154	16,314
Transportation services	183	7,974	15,646	150	8,449	15,793	168	9,230	15,907
Other	86	22,595	41,561	97	21,670	40,264	76	23,294	43,164
Total commercial and industrial loans and lease financing	1,125	433,215	850,945	1,007	417,210	824,918	837	389,232	779,771
Commercial real estate loans by property type (2):
Apartments	287	37,677	41,732	378	38,910	43,085	27	41,349	47,382
Industrial/warehouse	46	23,854	30,020	46	23,485	25,736	52	24,603	26,816
Office	2,450	23,670	24,613	2,532	25,219	26,400	3,529	28,996	30,563
Hotel/motel	289	11,882	12,262	253	12,005	12,358	213	11,465	11,885
Retail (excluding shopping center)	96	10,714	11,687	104	11,175	12,056	94	11,376	12,125
Shopping center	55	8,092	8,514	60	7,980	8,414	164	8,585	9,117
Institutional	12	5,891	6,151	13	5,105	5,357	13	5,393	5,812
Other	99	8,470	10,375	170	8,681	10,594	23	9,643	11,910
Total commercial real estate loans	3,334	130,250	145,354	3,556	132,560	144,000	4,115	141,410	155,610
Total commercial loans	$4,459	563,465	996,299	4,563	549,770	968,918	4,952	530,642	935,381
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.
(2)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on venture capital investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Sep 30, 2025 % Change from
($ in millions)		Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024
Tangible book value per common share:
Total equity		$183,012	182,954	182,906	181,066	185,011	—%	(1)
Adjustments:
Preferred stock		(16,608)	(16,608)	(18,608)	(18,608)	(18,608)	—	11
Additional paid-in capital on preferred stock		141	141	145	144	144	—	(2)
Noncontrolling interests		(1,858)	(1,843)	(1,816)	(1,946)	(1,746)	(1)	(6)
Total common stockholders' equity	(A)	164,687	164,644	162,627	160,656	164,801	—	—
Adjustments:
Goodwill		(25,069)	(25,071)	(25,066)	(25,167)	(25,173)	—	—
Certain identifiable intangible assets (other than MSRs)		(863)	(902)	(65)	(73)	(85)	4	NM
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(698)	(674)	(674)	(735)	(772)	(4)	10
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,062	1,060	954	947	940	—	13
Tangible common equity	(B)	$139,119	139,057	137,776	135,628	139,711	—	—
Common shares outstanding	(C)	3,148.9	3,220.4	3,261.7	3,288.9	3,345.5	(2)	(6)
Book value per common share	(A)/(C)	$52.30	51.13	49.86	48.85	49.26	2	6
Tangible book value per common share	(B)/(C)	44.18	43.18	42.24	41.24	41.76	2	6
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Sep 30, 2025 % Change from		Nine months ended
($ in millions)		Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$5,341	5,214	4,616	4,801	4,852	2%	10	$15,171	13,805	10%
Average total equity		183,428	183,268	183,358	182,933	184,368	—	(1)	183,351	184,197	—
Adjustments:
Preferred stock		(16,608)	(18,278)	(18,608)	(18,608)	(18,129)	9	8	(17,824)	(18,572)	4
Additional paid-in capital on preferred stock		141	143	145	144	143	(1)	(1)	143	148	(3)
Noncontrolling interests		(1,850)	(1,818)	(1,894)	(1,803)	(1,748)	(2)	(6)	(1,854)	(1,734)	(7)
Average common stockholders’ equity	(B)	165,111	163,315	163,001	162,666	164,634	1	—	163,816	164,039	—
Adjustments:
Goodwill		(25,070)	(25,070)	(25,135)	(25,170)	(25,172)	—	—	(25,092)	(25,173)	—
Certain identifiable intangible assets (other than MSRs)		(889)	(863)	(69)	(78)	(89)	(3)	NM	(610)	(101)	NM
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(674)	(674)	(734)	(772)	(965)	—	30	(694)	(937)	26
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,061	989	952	945	938	7	13	1,001	931	8
Average tangible common equity	(C)	$139,539	137,697	138,015	137,591	139,346	1	—	$138,421	138,759	—
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	12.8%	12.8	11.5	11.7	11.7			12.4%	11.2%
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	15.2	15.2	13.6	13.9	13.9			14.7	13.3
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III (1)

		Estimated
($ in billions)		Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024
Total equity		$183.0	183.0	182.9	181.1	185.0
Adjustments:
Preferred stock		(16.6)	(16.6)	(18.6)	(18.6)	(18.6)
Additional paid-in capital on preferred stock		0.2	0.1	0.1	0.1	0.1
Noncontrolling interests		(1.9)	(1.9)	(1.8)	(1.9)	(1.7)
Total common stockholders' equity		164.7	164.6	162.6	160.7	164.8
Adjustments:
Goodwill		(25.1)	(25.1)	(25.1)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.9)	(0.9)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(0.7)	(0.7)	(0.7)	(0.7)	(0.8)
Applicable deferred taxes related to goodwill and other intangible assets (2)		1.1	1.1	1.0	0.9	0.9
Other		(2.5)	(2.6)	(2.1)	(1.0)	(1.3)
Common Equity Tier 1 under the Standardized and Advanced Approaches	(A)	136.6	136.4	135.6	134.6	138.3
Preferred stock		16.6	16.6	18.6	18.6	18.6
Additional paid-in capital on preferred stock		(0.2)	(0.1)	(0.1)	(0.1)	(0.1)
Other		(0.2)	(0.2)	(0.2)	(0.2)	(0.2)
Total Tier 1 capital under the Standardized and Advanced Approaches	(B)	152.8	152.7	153.9	152.9	156.6

Long-term debt and other instruments qualifying as Tier 2		16.7	17.3	17.6	17.6	17.7
Qualifying allowance for credit losses (3)		14.6	14.6	14.4	14.5	14.6
Other		(0.3)	(0.4)	(0.4)	(0.3)	(0.4)
Total Tier 2 capital under the Standardized Approach	(C)	31.0	31.5	31.6	31.8	31.9
Total qualifying capital under the Standardized Approach	(B)+(C)	$183.8	184.2	185.5	184.7	188.5

Long-term debt and other instruments qualifying as Tier 2		16.7	17.3	17.6	17.6	17.7
Qualifying allowance for credit losses (3)		4.3	4.3	4.3	4.3	4.3
Other		(0.3)	(0.4)	(0.4)	(0.3)	(0.4)
Total Tier 2 capital under the Advanced Approach	(D)	20.7	21.2	21.5	21.6	21.6
Total qualifying capital under the Advanced Approach	(B)+(D)	$173.5	173.9	175.4	174.5	178.2
Total risk-weighted assets (RWAs) under the Standardized Approach	(E)	$1,243.8	1,225.9	1,222.0	1,216.1	1,219.9
Total RWAs under the Advanced Approach	(F)	$1,072.8	1,070.4	1,063.6	1,085.0	1,089.3

Ratios under the Standardized Approach:
Common Equity Tier 1	(A)/(E)	11.0%	11.1	11.1	11.1	11.3
Tier 1 capital	(B)/(E)	12.3	12.5	12.6	12.6	12.8
Total capital	(B)+(C)/(E)	14.8	15.0	15.2	15.2	15.5

Ratios under the Advanced Approach:
Common Equity Tier 1	(A)/(F)	12.7%	12.7	12.7	12.4	12.7
Tier 1 capital	(B)/(F)	14.2	14.3	14.5	14.1	14.4
Total capital	(B)+(D)/(F)	16.2	16.2	16.5	16.1	16.4
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)Differences between the approaches are driven by the qualifying amounts of ACL includable in Tier 2 capital. Under the Advanced Approach, eligible credit reserves represented by the amount of qualifying ACL in excess of expected credit losses (using regulatory definitions) is limited to 0.60% of Advanced credit RWAs, whereas the Standardized Approach includes ACL in Tier 2 capital up to 1.25% of Standardized credit RWAs. Under both approaches, any excess ACL is deducted from the respective total RWAs.